UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 13, 2023
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INTEGRAL AD SCIENCE HOLDING CORP.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-40557 (Commission File Number)	83-0731995 (I.R.S. Employer Identification Number)

Not applicable[1]
(Address of principal executive offices)		(Zip Code)
646 278-4871
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.001	IAS	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
1 Any stockholder or other communication required to be sent to our principal executive offices may be directed to our mailing address: 99 Wall Street, #1950, New York, NY 10005

Item 7.01. Regulation FD Disclosure.

As previously announced, on June 13, 2023, Integral Ad Science Holding Corp. (the “Company”) will host an analyst and investor day, beginning at 12:30 p.m. Eastern Time. At the event, the Company will reaffirm its revenue and Adjusted EBITDA guidance for the second quarter and the full year 2023, initially provided in the earnings press release dated May 4, 2023. The event can be accessed live by following the instructions on the investor relations section of the Company’s website at investors.integralads.com. A copy of the materials to be presented by the Company will be available on the same site shortly before the event begins.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in any such filing.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. All statements other than statements of historical facts, including statements regarding future financial position, are forward-looking statements. These statements involve known and unknown risks and uncertainties, including those described in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on March 2, 2023 and other documents we file with the SEC. Given these uncertainties, you should not place undue reliance on the forward-looking statements. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise after the date hereof, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 13, 2023

INTEGRAL AD SCIENCE HOLDING CORP.

By:	/s/ Tania Secor
Name:	Tania Secor
Title:	Chief Financial Officer (Principal Financial and Accounting Officer)